Intangible assets, net - Estimated amortization expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Future amortization of intangible assets
2024	¥ 22,127
2025	22,127
2026	18,697
2027	14,340
2028	10,509
Thereafter	34,845
Total	¥ 122,645	$ 17,274	¥ 80,237